                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report                                                February 3, 2003
(Date of earliest event reported)                             February 3, 2003


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


          1-13676                                       36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)


310 South Schuyler Avenue, Kankakee, Illinois                              60901
   (Address of principal executive offices)                           (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

Item 5.  Other Information

On February 3, 2003, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ended December 31, 2002, as well as other recent corporate events. The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       (a)    Financial Statements of Business Acquired.

              None.

       (b)    Pro Forma Financial Information.

              None.

       (c)    Exhibits.

              99.1  News Release dated February 3, 2003

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KANKAKEE BANCORP, INC.

Dated: February 3, 2003                  By:  /s/Ronald J. Walters
                                              ----------------------------------
                                                 Ronald J. Walters
                                                 Vice President and Treasurer

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